Exhibit 10.2

SECOND AMENDMENT TO
THE
ENVISTA HOLDINGS CORPORATION 2019 OMNIBUS INCENTIVE PLAN

WHEREAS, Envista Holdings Corporation, a Delaware corporation (the “Company”), maintains the Envista Holdings Corporation 2019 Omnibus Incentive Plan, originally adopted on September 17, 2019, as amended on February 16, 2022 by the First Amendment to the Envista Holdings Corporation 2019 Omnibus Incentive Plan (as amended to date, the “Plan”); and
WHEREAS, the Board of Directors (the “Board”) of the Company has determined that it is in the best interests of the Company and its stockholders to adopt this Second Amendment to the Envista Holdings Corporation 2019 Omnibus Incentive Plan (this “Amendment”) amend the Plan in order to (i) revise the vesting terms applicable to PSUs upon a “Normal Retirement” from pro rata vesting to the vesting of all shares actually earned based on the previously specified Performance Objectives and (ii) provide for accelerated vesting of any unvested Awards upon the death of a Participant that occurs after the Participant’s employment terminates; and
WHEREAS, under the terms of the Plan, the Board has the ability to amend the Plan in order to make such changes; and
WHEREAS, capitalized terms used in this Amendment, but not otherwise defined herein, shall have the respective meanings ascribed to such terms in the Plan.
NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows:

1.Section 12(b) of the Plan is hereby deleted in its entirety and replaced with the following:

Normal Retirement. Upon termination of employment by reason of the Participant’s Normal Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, and subject to Section 12(e), (1) with respect to all Options or SARs held by the Participant for at least six (6) months prior to the Normal Retirement date, subject to the term of the Award unvested Options and SARs will continue to vest and, together with any Options and SARs that are vested as of the Participant’s Normal Retirement date, shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Normal Retirement date (or if earlier, the expiration date of the Award), (2) with respect to each Tranche of RSUs (other than PSUs and any Conversion Award that is an RSU and was originally granted prior to the Retirement Provision Transition Date) that is unvested as of the Normal Retirement date, such Tranche will vest as of the time-based vesting date for such Tranche, but if and only if any Performance Objective applicable to such Tranche is satisfied on or prior to such time-based vesting date, (3) with respect to all PSUs that are unvested as of the Normal Retirement date, the Participant will become vested in the number of PSUs (and related Dividend Equivalent rights) actually earned pursuant to the specified Performance Objectives (which shall be determined following completion of the Performance Period) under such Award, and (4) all unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option does not precede the Optionee’s Normal Retirement date by at least six (6) months, the post-termination exercise period with respect to such Option shall be governed by the other provisions of this Section 12, as applicable.
2.Section 12(c) of the Plan is hereby deleted in its entirety and replaced with the following:

Early Retirement. Solely with respect to Awards other than any Conversion Awards that were originally granted prior to the Retirement Provision Transition Date, upon termination of employment by reason of the Participant’s Early Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, and subject to Section 12(e), (1) subject to the term of the Award a pro-rata portion of any Tranche of unvested Options or SARs held by the Participant for at least six (6) months prior to the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant from the Date of Grant to the Early Retirement date to (y) the total number of months in the original time-based vesting schedule of the particular Tranche) will continue to vest and, together with any Options and SARs that are vested as of the Participant’s Early Retirement, shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Early Retirement date (or if earlier, the expiration date of the Award), (2) a pro-rata portion of any Tranche of RSUs (other than PSUs) that is unvested as of the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant from the Date of Grant to the Early Retirement date to (y) the total number of months in the original time-based vesting schedule of the Tranche) will vest as of the time-based vesting date for such Tranche, but if and only if any Performance Objective applicable to such Tranche is satisfied on or prior to such time-based vesting date, (3) a pro-rata portion of the unvested Performance Stock Units held by the Participant as of the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant in the applicable Performance Period prior to the Participant’s Early Retirement date to (y) the total number of months in the applicable Performance Period) shall continue to vest subject to actual performance to be measured as of the end of the Performance Period, and (4) all unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option does not precede the Optionee’s Early Retirement date by at least six (6) months, the post-termination exercise period with respect to such Option shall be governed by the other provisions of this Section 12, as applicable.

3.Section 12(e)(i) of the Plan is hereby deleted in its entirety and replaced with the following:

Options/SARs. Upon the death of a Participant who holds unvested Options and/or SARs at the time of death, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, all unexpired Options and SARs will become fully exercisable and, subject to the term of the Option or SAR, may be exercised for a period of twelve months thereafter by the personal representative of the Participant’s estate or any other person to whom the Option or SAR is transferred under a will or under the applicable laws of descent and distribution.

4.Section 12(e)(ii) of the Plan is hereby deleted in its entirety and replaced with the following:

RSUs (Other Than PSUs) and Restricted Stock. Upon termination of employment by reason of the Participant’s death, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, a portion of the outstanding RSUs (other than PSUs) and Restricted Stock Grants shall become vested which will be determined as follows. With respect to each Tranche, upon the Participant’s death, a pro rata amount of the RSUs (other than PSUs) or the Restricted Stock Grant will vest based on the number of complete twelve-month periods between the Date of Grant and the date of death (provided that any partial twelve-month period between the Date of Grant and the date of death shall also be considered a complete twelve-month period for purposes of this pro-ration methodology), divided by the total number of twelve-month periods in the original time-based vesting schedule of the Tranche. Further, upon the death of a Participant who holds unvested RSUs (other than PSUs) and/or Restricted Stock Grants at the time of death and whose employment terminated prior to the date of death, all such unvested RSUs (other than PSUs) and/or Restricted Stock Grants held at the time of death shall become fully vested.

5.Section 12(e)(iii) of the Plan is hereby deleted in its entirety and replaced with the following:

PSUs.

(1)Upon termination of employment by reason of the Participant’s death prior to the conclusion of the Performance Period applicable to an award of PSUs, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, the Participant’s estate will become vested in the portion of the Award determined by multiplying (1) the target amount of PSUs (and related Dividend Equivalent rights) subject to such Award, times (2) the quotient of the number of complete twelve-month periods between and including the Commencement Date and the date of death (provided that any partial twelve-month period between and including the Commencement Date and the date of death shall also be considered a complete twelve-month period for purposes of this pro-ration methodology), divided by the total number of twelve-month periods in the Performance Period. Upon the death of a Participant who holds unvested PSUs at the time of death, whose employment terminated prior to the date of death and whose death occurred prior to the conclusion of the Performance Period applicable to an award of PSUs, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, the Participant’s estate will become vested in the portion of the Award determined by multiplying (1) the target amount of PSUs (and related Dividend Equivalent rights) subject to such Award, times (2) the ratio of (x) the number of complete twelve-month periods worked by the Participant in the applicable Performance Period prior to the Participant’s Normal Retirement or Early Retirement date, as applicable (provided that any partial twelve-month period between and including the Commencement Date and the date of Normal Retirement or Early Retirement shall also be considered a complete twelve-month period for purposes of this pro-ration methodology), to (y) the total number of twelve-month periods in the applicable Performance Period. With respect to any PSUs that vest pursuant to this Section, the underlying Common Stock (and related Dividend Equivalent rights) will be paid to the Participant’s estate as soon as reasonably practicable (but in any event within 90 days) following Participant’s death.

(2)Upon the death of a Participant who holds unvested PSUs at the time of death and whose death occurs following the conclusion of the Performance Period but prior to the date the Common Stock (and related Dividend Equivalent rights) underlying such PSUs are issued and paid, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, the underlying Common Stock (and related Dividend Equivalent rights) will be paid to the Participant’s estate as soon as reasonably practicable (but in any event within 90 days) following the later of (i) Participant’s death, and (ii) four (4) calendar months following the last day of the Performance Period.

6.This Amendment shall be effective as of August 14, 2023 (the “Effective Date”) for all Awards granted on and after the Effective Date and for all Awards outstanding as of the Effective Date. In the event of any inconsistency or conflict between the Plan and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control. Except as herein expressly amended, the Plan is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.